UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2004

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

1-13144

36-2061311

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 North Meridian Street

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (317) 706-9200

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

In light of the pending federal grand jury investigation of the Company and resulting shareholder class action lawsuits, the Company is not able to confirm the internal goals and other projections for the Company’s 2004 fiscal year that were previously disclosed by the Company.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are made based upon the current expectations and beliefs of the company’s management concerning future developments and their potential effect on the company. There can be no assurance that future developments affecting the company will be those anticipated by its management. These forward- looking statements involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: business conditions and growth in the postsecondary education industry and in the general economy; changes in federal and state governmental regulations with respect to education and accreditation standards, or the interpretation or enforcement thereof, including, but not limited to, the level of government funding for, and the company’s eligibility to participate in, student financial aid programs utilized by the company’s students; the results of the qui tam action brought under the False Claims Act, 31 U.S.C. Section 3730, in which the company is a defendant which, if adversely determined, could result in a demand for repayment of federal student financial aid funds, trebled under the False Claims Act, and penalties; effects of any change in ownership of the company resulting in a change in control of the company, including, but not limited to, the consequences of such changes on the accreditation and federal and state regulation of the institutes; the company’s ability to implement its growth strategies; receptivity of students and employers to the company’s existing program offerings and new curricula; loss of lender access to the company’s students for student loans; the effects of the federal grand jury investigation of the company  which could result in monetary fines or penalties or other sanctions imposed on the company (including the company’s loss of eligibility to participate in student financial aid programs) that could adversely affect the company’s financial condition and operations; the results of the securities class action lawsuits filed against the company which, if adversely determined, could have a material adverse affect on the company’s financial condition and results of operations; and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

SIGNATURE

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2004

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
	Title:	Senior Vice President,
General Counsel and Secretary